VESSELS, NET (Tables)	12 Months Ended
Dec. 31, 2017
VESSELS, NET [Abstract]
Schedule of Vessels
Vessels, net consist of the carrying value of the Company’s vessels, including drydocking, engine overhaul costs and capitalized interest from the period of the vessel being constructed.

All Figures in USD ‘000	2017	2016
Vessels	404,377	404,174
Drydocking	2,179	1,736
Engine Overhaul	3,737	3,221
Total	410,293	409,131
Less Accumulated Depreciation	59,658	42,186
Vessels, net	350,635	366,945